Q4 2018

EARNINGS RELEASE AND SUPPLEMENTAL INFORMATION

Cousins

1

Cousins Properties	Q4 2018 Supplemental Information

FORWARD-LOOKING STATEMENTS

Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2018, and as itemized herein. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our 2019 guidance and underlying assumptions, our business and financial strategy, future debt financing, future acquisitions and dispositions of operating assets, future acquisitions and dispositions of land, including ground leases, future development and redevelopment opportunities, including fee development opportunities, future issuances and repurchases of common stock, projected operating results, market and industry trends, entry into markets, future distributions, projected capital expenditures, future changes in interest rates, and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders.
Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following, the availability and terms of capital, the ability to refinance or repay indebtedness as it matures, the failure of purchase, sale, or other contracts to ultimately close, the failure to achieve anticipated benefits from acquisitions, investments, or dispositions, the potential dilutive effect of common stock or operating partnership unit issuances, the availability of buyers and pricing with respect to the disposition of assets, changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Charlotte, Austin, Phoenix, and Tampa where we have high concentrations of our lease revenue, changes to our strategy with regard to land and other non-core holdings that require impairment losses to be recognized, leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to occupy leased space, and the risk of declining leasing rates, changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of telecommuting, the adverse change in the financial condition of one or more of our major tenants, volatility in interest rates and insurance rates, competition from other developers or investors, the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk), cyber security breaches, changes in senior management and the loss of key personnel, the potential liability for uninsured losses, condemnation, or environmental issues, the potential liability for a failure to meet regulatory requirements, the financial condition and liquidity of, or disputes with, joint venture partners, any failure to comply with debt covenants under credit agreements, any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements, potential changes to state, local, or federal regulations applicable to our business, material changes in the rates or the ability to pay dividends on common shares or other securities, potential changes to the tax laws impacting REITs and real estate in general, and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission by the Company.
The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins Properties	3	Q4 2018 Supplemental Information

EARNINGS RELEASE

COUSINS PROPERTIES REPORTS RESULTS FOR THE QUARTER
AND YEAR ENDED DECEMBER 31, 2018

Highlights

•	Net income per share was $0.05 for the fourth quarter, and $0.19 for the year.

•	Funds From Operations per share was $0.17 for the fourth quarter, and $0.63 for the year.

•	Same property net operating income on a cash basis increased 1.2% during the fourth quarter, and 4.7% during the year.

•	Second generation net rent per square foot on a cash basis increased 13.1% during the fourth quarter, and 13.2% during the year.

•	Executed 454,629 square feet of office leases during the fourth quarter, and 1,597,490 square feet during the year.

•	Commenced operations at the second and final phase of Spring & 8th, NCR's headquarters in Midtown Atlanta, during the fourth quarter.
ATLANTA (February 6, 2019) - Cousins Properties (NYSE:CUZ) today reported its results of operations for the quarter and year ended December 31, 2018.
Financial Results
Net income available to common stockholders was $22.4 million, or $0.05 per share, for the fourth quarter of 2018, compared with $31.4 million, or $0.07 per share, for the fourth quarter of 2017. Net income available to common stockholders was $79.2 million, or $0.19 per share, for the year ended December 31, 2018, compared with $216.3 million, or $0.52 per share, for the year ended December 31, 2017. The Company recognized gains on property sales of $13.3 million and $133.1 million in the quarter and year ended December 31, 2017, respectively.
Funds From Operations ("FFO") was $71.2 million, or $0.17 per share, for the fourth quarter of 2018, compared with $64.2 million, or $0.15 per share, for the fourth quarter of 2017. FFO was $267.9 million, or $0.63 per share, for the year ended December 31, 2018, compared with $259.9 million, or $0.61 per share, for the year ended December 31, 2017.
2019 Guidance
For the year ending December 31, 2019, the Company expects to report net income in the range of $0.27 to $0.29 per share and FFO in the range of $0.61 to $0.65 per share. This guidance reflects management's view of current and future market conditions, as well as the earnings impact of events referenced in this release and corresponding conference call.

Cousins Properties	4	Q4 2018 Supplemental Information

EARNINGS RELEASE

2019 FFO guidance includes the following assumptions:

•	Same property net operating income growth of 2% to 4% on a cash basis.

•	Fee and other income of $7 million to $9 million.

•	General and administrative expenses of $27 million to $29 million, net of capitalized salaries.

•	Interest and other expenses of $48.5 million to $50.5 million, net of capitalized interest.

•	Depreciation and amortization of non-real estate assets of $1.5 million to $2.5 million.

•	The disposition of Meridian Mark Plaza in Atlanta in the first half of 2019 (assumes a $1 million mortgage prepayment penalty).

•	GAAP straight-lined rental revenue of $22.5 million to $24.5 million.

•	Above and below market rental revenue of $5.5 million to $7.5 million.

•	Guidance does not include any speculative developments or acquisitions. New developments or acquisitions will be disclosed as they are identified.
A reconciliation of projected net income per share to projected FFO per share is provided as follows:

	Full Year 2019 Range
	Low	High
Net income per share	$0.27	$0.29
Add: Real estate depreciation and amortization	0.43	0.43
Less: Gain on sale of depreciated real estate	(0.09)	(0.07)
Funds From Operations per share	$0.61	$0.65
The Company's guidance is provided for information purposes based on current plans and assumptions and is subject to change.
Investor Conference Call and Webcast
The Company will conduct a conference call at 11:00 a.m. (Eastern Time) on Thursday, February 7, 2019, to discuss the results of the quarter and year ended December 31, 2018. The number to call for this interactive teleconference is (877) 247-1056. The live webcast of this call can be accessed on the Company's website, www.cousins.com, through the “Cousins Properties Fourth Quarter Conference Call” link on the Investor Relations page.
A replay of the conference call will be available for seven days by dialing (877) 344-7529 and entering the passcode 10127555. The playback can also be accessed on the Company's website.
Acting through its operating partnership Cousins Properties, LP, Cousins Properties is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use properties in Sunbelt markets.

Cousins Properties	5	Q4 2018 Supplemental Information

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except share and per share amounts)

	December 31, 2018	December 31, 2017
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $421,495 and $275,977 in 2018 and 2017, respectively	$3,603,011	$3,332,619
Projects under development	24,217	280,982
Land	72,563	4,221
	3,699,791	3,617,822

Cash and cash equivalents	2,547	148,929
Restricted cash	148	56,816
Notes and accounts receivable, net of allowance for doubtful accounts of $629 and $535 in 2018 and 2017, respectively	13,821	14,420
Deferred rents receivable	83,116	58,158
Investment in unconsolidated joint ventures	161,907	101,414
Intangible assets, net	145,883	186,206
Other assets	39,083	20,854
Total assets	$4,146,296	$4,204,619
Liabilities:
Notes payable	$1,062,570	$1,093,228
Accounts payable and accrued expenses	110,159	137,909
Deferred income	41,266	37,383
Intangible liabilities, net of accumulated amortization of $42,473 and $28,960 in 2018 and 2017, respectively	56,941	70,454
Other liabilities	54,204	40,534
Total liabilities	1,325,140	1,379,508
Commitments and contingencies
Equity:
Stockholders' investment:
Preferred stock, $1 par value, 20,000,000 shares authorized, 6,867,357 shares issued and outstanding in 2018 and 2017	6,867	6,867
Common stock, $1 par value, 700,000,000 shares authorized, 430,724,520 and 430,349,620 shares issued in 2018 and 2017, respectively	430,725	430,350
Additional paid-in capital	3,606,191	3,604,776
Treasury stock at cost, 10,339,735 and 10,329,082 shares in 2018 and 2017, respectively	(148,473)	(148,373)
Distributions in excess of cumulative net income	(1,129,445)	(1,121,647)
Total stockholders' investment	2,765,865	2,771,973
Nonredeemable noncontrolling interests	55,291	53,138
Total equity	2,821,156	2,825,111
Total liabilities and equity	$4,146,296	$4,204,619

Cousins Properties	6	Q4 2018 Supplemental Information

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Revenues:
Rental property revenues	$119,364	$109,942	$461,853	$446,035
Fee income	2,878	2,245	10,089	8,632
Other	434	1,925	3,270	11,518
	122,676	114,112	475,212	466,185
Expenses:
Rental property operating expenses	42,177	40,167	164,678	163,882
Reimbursed expenses	1,025	860	3,782	3,527
General and administrative expenses	3,247	5,530	22,040	27,523
Interest expense	10,387	7,673	39,430	33,524
Depreciation and amortization	45,546	44,199	181,382	196,745
Acquisition and transaction costs	20	162	248	1,661
Other	99	733	556	1,796
	102,501	99,324	412,116	428,658
Gain on extinguishment of debt	—	—	8	2,258
Income from continuing operations before unconsolidated joint ventures and gain on sale of investment properties	20,175	14,788	63,104	39,785
Income from unconsolidated joint ventures	2,051	3,753	12,224	47,115
Income from continuing operations before gain on sale of investment properties	22,226	18,541	75,328	86,900
Gain on sale of investment properties	525	13,330	5,437	133,059
Net income	22,751	31,871	80,765	219,959
Net income attributable to noncontrolling interests	(391)	(503)	(1,601)	(3,684)
Net income available to common stockholders	$22,360	$31,368	$79,164	$216,275

Net income per common share - basic and diluted	$0.05	$0.07	$0.19	$0.52
Weighted average shares — basic	420,385	420,021	420,305	415,610
Weighted average shares — diluted	427,486	427,288	427,473	423,297

Cousins Properties	7	Q4 2018 Supplemental Information

KEY PERFORMANCE METRICS

	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018
Property Statistics
Consolidated Operating Properties	24	25	25	25	22	22	23	23	23	23	23
Consolidated Rentable Square Feet (in thousands)	13,024	13,249	12,477	12,466	11,428	11,428	11,936	11,944	11,944	12,203	12,203
Unconsolidated Operating Properties	7	6	4	5	4	4	4	4	4	4	4
Unconsolidated Rentable Square Feet (in thousands)	3,999	3,774	2,988	3,456	3,113	3,113	3,113	3,113	3,113	3,113	3,113
Total Operating Properties	31	31	29	30	26	26	27	27	27	27	27
Total Rentable Square Feet (in thousands)	17,023	17,023	15,465	15,922	14,541	14,541	15,049	15,057	15,057	15,316	15,316

Office Leasing Activity (1)
Net Leased during the Period (square feet in thousands)	2,354	571	341	335	943	2,190	330	328	486	455	1,597
Net Effective Rent Calculation (per square foot)
Net Rent	$24.52	$26.10	$28.58	$26.57	$32.73	$29.41	$33.35	$32.40	$28.46	$31.02	$31.01
Net Free rent	(1.26)	(1.21)	(0.91)	(0.83)	(0.39)	(0.75)	(0.55)	(1.00)	(0.94)	(0.86)	(0.85)
Leasing commissions (2)	(1.78)	(1.93)	(2.78)	(2.32)	(2.40)	(2.32)	(2.67)	(2.49)	(2.40)	(2.17)	(2.41)
Tenant improvements	(3.91)	(4.78)	(4.66)	(3.46)	(4.49)	(4.43)	(3.07)	(4.50)	(4.29)	(5.43)	(4.40)
Net Effective Rent	$17.57	$18.18	$20.23	$19.96	$25.45	$21.91	$27.06	$24.41	$20.83	$22.56	$23.35
Change in Second Generation Net Rent	20.0%	15.8%	28.5%	16.9%	19.7%	19.6%	35.2%	34.2%	25.8%	36.0%	32.5%
Change in Cash-Basis Second Generation Net Rent	10.3%	3.3%	13.5%	7.3%	6.3%	6.9%	19.3%	13.1%	7.6%	13.1%	13.2%

Same Property Information (3)
Percent Leased (period end)	91.8%	92.1%	93.9%	92.9%	92.6%	92.6%	93.6%	93.5%	94.2%	94.5%	94.5%
Weighted Average Occupancy	89.4%	89.9%	90.7%	89.1%	87.7%	89.4%	92.0%	91.9%	91.8%	92.0%	91.9%
Change in Net Operating Income (over prior year period)	6.1%	5.5%	6.8%	1.3%	3.6%	4.4%	2.6%	1.3%	2.7%	1.8%	2.1%
Change in Cash-Basis Net Operating Income (over prior year period)	8.4%	5.4%	8.6%	2.0%	4.2%	5.3%	9.4%	4.1%	4.4%	1.2%	4.7%

Development Pipeline
Estimated Project Costs (in thousands) (4)	$512,200	$529,200	$463,500	$402,000	$490,500	$490,500	$271,500	$358,800	$362,900	$245,900	$245,900
Estimated Project Costs (4) / Total Undepreciated Assets	10.5%	10.6%	9.6%	8.1%	9.9%	9.9%	5.5%	7.2%	7.2%	4.8%	4.8%

Market Capitalization (5)
Common Stock Price (period end)	$8.51	$8.27	$8.79	$9.34	$9.25	$9.25	$8.68	$9.69	$8.89	$7.90	$7.90
Common Stock/Units Outstanding (period end in thousands)	401,596	426,823	426,942	426,995	426,995	426,995	427,218	427,368	427,359	427,359	427,359
Equity Market Capitalization (in thousands)	$3,417,582	$3,529,826	$3,752,820	$3,988,133	$3,949,704	$3,949,704	$3,708,252	$4,141,196	$3,799,222	$3,376,136	$3,376,136
Debt (in thousands)	1,632,270	1,498,044	1,205,632	1,286,252	1,262,523	1,262,523	1,262,833	1,261,459	1,236,891	1,234,016	1,234,016
Total Market Capitalization (in thousands)	$5,049,852	$5,027,870	$4,958,452	$5,274,385	$5,212,227	$5,212,227	$4,971,085	$5,402,655	$5,036,113	$4,610,152	$4,610,152

Cousins Properties	8	Q4 2018 Supplemental Information

KEY PERFORMANCE METRICS

	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018
Credit Ratios (5)
Net Debt/Total Market Capitalization	31.6%	29.1%	24.0%	23.2%	21.4%	21.4%	23.2%	21.3%	22.9%	26.7%	26.7%
Net Debt/Total Undepreciated Assets	32.8%	29.4%	24.7%	24.7%	22.5%	22.5%	23.5%	23.1%	22.9%	24.2%	24.2%
Net Debt/Annualized Adjusted EBITDAre	5.22	4.49	3.93	4.31	3.75	3.75	3.77	3.76	3.65	3.68	3.68
Fixed Charges Coverage (Adjusted EBITDAre)	4.63	5.13	5.49	5.82	6.01	5.58	5.39	5.37	5.67	5.39	5.46

Dividend Information (5)
Common Dividend per Share (6)	$0.30	$0.06	$0.06	$0.06	$0.06	$0.24	$0.065	$0.065	$0.065	$0.065	$0.260
Funds From Operations (FFO) Payout Ratio	46.1%	37.5%	38.0%	40.4%	39.3%	38.8%	42.3%	42.3%	40.5%	38.3%	40.8%
Funds Available for Distribution (FAD) Payout Ratio	59.0%	56.4%	52.9%	67.2%	66.8%	60.2%	61.9%	61.2%	59.1%	62.7%	61.2%

Operations Ratio (5)
Annualized General and Administrative Expenses/Total Undepreciated Assets	0.53%	0.50%	0.72%	0.58%	0.45%	0.56%	0.55%	0.65%	0.31%	0.26%	0.43%

Additional Information (5) (in thousands, except per square foot amounts)
In-Place Gross Rent (per square foot) (7)	$32.64	$33.70	$33.13	$34.02	$34.19	$34.19	$34.98	$35.08	$35.23	$36.41	$36.41
Straight Line Rental Revenue	$18,967	$9,608	$7,826	$6,825	$6,714	$30,973	$8,136	$5,690	$5,148	$7,043	$26,017
Above and Below Market Rents Amortization	$7,097	$1,602	$1,929	$1,852	$1,838	$7,221	$1,793	$1,714	$1,730	$1,640	$6,877
Second Generation Capital Expenditures	$46,876	$10,971	$7,569	$15,949	$18,996	$53,485	$11,256	$11,077	$15,152	$19,182	$56,667

(1) See Office Leasing Activity on page 18 for additional detail and explanations.
(2) Effective in the second quarter 2018, the Company began including commissions paid to its internal leasing personnel. Prior period amounts presented have been adjusted from what was previously disclosed for this change.
(3) Same Property Information is derived from the pool of office properties, as defined, in the period originally reported. See Same Property Performance on page 17 and Non-GAAP Financial Measures - Calculations and Reconciliations on page 34 for additional information.
(4) Cousins' share of estimated project costs. See Development Pipeline on page 25 for additional detail.
(5) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 30.
(6) The fourth quarter 2016 dividend was declared and paid one quarter in arrears.
(7) In-place gross rent equals the annualized cash basis base rent including tenant's share of estimated operating expenses, if applicable, as of the end of the period divided by occupied square feet.

Cousins Properties	9	Q4 2018 Supplemental Information

KEY PERFORMANCE METRICS

(1) Office properties only.

Note: See additional information included herein for calculations, definitions, and reconciliations to GAAP financial measures.

Cousins Properties	10	Q4 2018 Supplemental Information

FUNDS FROM OPERATIONS - SUMMARY (1)

	(amounts in thousands, except per share amounts)
	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018
Net Operating Income	$260,281	$80,167	$80,115	$75,815	$77,109	$313,206	$80,578	$80,195	$80,858	$84,432	$326,063
Gain on Sales of Land	3,770	—	63	4	—	67	330	2,449	—	512	3,291
Fee Income	8,347	1,936	1,854	2,597	2,245	8,632	2,894	1,798	2,519	2,878	10,089
Other Income	5,525	6,889	5,304	1,634	2,164	15,991	1,034	1,212	915	517	3,678
Reimbursed Expenses	(3,259)	(865)	(907)	(895)	(860)	(3,527)	(942)	(860)	(955)	(1,025)	(3,782)
General and Administrative Expenses	(25,592)	(6,182)	(8,618)	(7,193)	(5,530)	(27,523)	(6,809)	(8,071)	(3,913)	(3,247)	(22,040)
Interest Expense	(41,095)	(12,066)	(10,444)	(9,363)	(9,509)	(41,382)	(11,293)	(11,305)	(11,208)	(12,080)	(45,886)
Other Expenses	(45,984)	(2,391)	(542)	196	(953)	(3,690)	(695)	(365)	(257)	(325)	(1,642)
Depreciation and Amortization of Non-Real Estate Assets	(1,365)	(451)	(465)	(461)	(497)	(1,874)	(473)	(468)	(469)	(462)	(1,872)
FFO (1)	$160,628	$67,037	$66,360	$62,334	$64,169	$259,900	$64,624	$64,585	$67,490	$71,200	$267,899
Weighted Average Shares - Diluted	256,023	411,186	427,180	427,300	427,288	423,297	427,381	427,501	427,520	427,486	427,473
FFO per Share (1)	$0.63	$0.16	$0.16	$0.15	$0.15	$0.61	$0.15	$0.15	$0.16	$0.17	$0.63

(1) See pages 30 and 33 for reconciliations of Funds From Operations to Net Income available to common shareholders.

Cousins Properties	11	Q4 2018 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	(amounts in thousands, except per share amounts)
	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018

Net Operating Income
Consolidated Properties
Hearst Tower	$5,957	$6,356	$6,370	$6,302	$7,158	$26,186	$6,493	$6,426	$6,456	$6,544	$25,919
Northpark (2)	22,144	5,410	5,130	4,945	5,021	20,506	5,731	5,814	6,204	6,669	24,418
Corporate Center (2)	5,005	4,761	5,374	5,308	5,446	20,889	5,780	5,956	5,947	6,263	23,946
Hayden Ferry (2)	3,881	5,209	5,307	5,466	5,968	21,950	5,766	5,433	5,894	6,372	23,465
Fifth Third Center	17,501	4,842	4,681	4,772	4,989	19,284	4,729	4,647	4,912	4,842	19,130
Spring & 8th (858 & 864 Spring Street) (2)	—	—	—	—	50	50	4,726	4,608	4,704	7,412	21,450
Buckhead Plaza (2)	4,186	4,418	4,143	4,389	4,566	17,516	4,330	4,382	4,367	3,772	16,851
Promenade	14,555	4,173	4,407	4,184	3,991	16,755	4,240	4,242	4,125	3,895	16,502
One Eleven Congress	3,256	3,713	3,735	4,172	3,526	15,146	4,036	4,039	4,034	4,109	16,218
San Jacinto Center	3,456	4,038	4,207	3,918	3,906	16,069	3,635	3,632	3,596	3,789	14,652
Colorado Tower	12,408	3,383	3,352	3,344	3,478	13,557	3,429	3,453	3,511	3,380	13,773
3344 Peachtree	3,505	3,235	2,884	2,705	2,085	10,909	2,994	3,069	2,970	3,149	12,182
816 Congress	9,900	2,694	2,641	2,766	2,797	10,898	2,780	2,911	3,016	2,949	11,656
NASCAR Plaza	2,507	2,477	2,394	2,609	2,709	10,189	2,652	2,590	2,683	2,409	10,334
Tempe Gateway	1,966	2,008	2,136	1,964	1,971	8,079	1,893	2,029	1,997	2,015	7,934
3350 Peachtree	2,006	2,264	2,288	2,153	1,968	8,673	1,987	1,899	1,888	1,859	7,633
3348 Peachtree	1,541	1,491	1,491	1,657	1,507	6,146	1,405	1,360	1,472	1,483	5,720
111 West Rio	—	—	1,396	1,236	1,412	4,044	1,314	1,419	1,374	1,370	5,477
8000 Avalon	—	—	—	80	353	433	1,357	1,350	1,144	1,581	5,432
The Pointe	1,227	1,146	1,146	1,069	1,207	4,568	1,236	1,170	1,179	1,230	4,815
Research Park V	844	359	916	874	827	2,976	1,012	1,016	1,023	1,015	4,066
Meridian Mark Plaza	3,674	989	997	979	1,116	4,081	920	1,006	1,049	874	3,849
Harborview Plaza	898	930	931	1,035	1,074	3,970	712	516	319	206	1,753
Other (3)	32,487	7,095	6,580	2,954	2,650	19,279	—	—	—	—	—
Subtotal - Consolidated	152,904	70,991	72,506	68,881	69,775	282,153	73,157	72,967	73,864	77,187	297,175

Unconsolidated Properties (4)
Terminus (2)	14,340	3,710	3,655	3,598	3,514	14,477	3,486	3,415	3,345	3,255	13,501
Gateway Village (2)(5)	2,450	1,751	1,756	1,805	1,735	7,047	1,968	1,770	1,873	1,819	7,430
Emory University Hospital Midtown Medical Office Tower	3,970	989	948	961	1,015	3,913	990	1,031	1,028	975	4,024
Carolina Square (2)	—	—	—	47	658	705	928	975	747	1,173	3,823
300 Colorado	—	—	—	—	—	—	49	37	1	23	110
Other (3)	8,026	2,726	1,250	523	412	4,911	—	—	—	—	—
Subtotal - Unconsolidated	28,786	9,176	7,609	6,934	7,334	31,053	7,421	7,228	6,994	7,245	28,888

Discontinued Operations (6)	78,591	—	—	—	—	—	—	—	—	—	—

Total Net Operating Income (1)	260,281	80,167	80,115	75,815	77,109	313,206	80,578	80,195	80,858	84,432	326,063

Gain on Sales of Land
Land Sales Less Cost of Sales - Consolidated	3,580	—	63	4	—	67	—	—	—	512	512
Land Sales Less Cost of Sales - Unconsolidated (4)	190	—	—	—	—	—	330	2,449	—	—	2,779
Total Gain on Sales of Land	3,770	—	63	4	—	67	330	2,449	—	512	3,291

Cousins Properties	12	Q4 2018 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	(amounts in thousands, except per share amounts)
	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018
Fee Income
Management Fees (7)	5,158	1,402	1,492	1,458	1,442	5,794	1,524	1,401	1,537	1,449	5,911
Development Fees	2,277	432	318	1,062	328	2,140	291	271	951	1,422	2,935
Leasing & Other Fees	912	102	44	77	475	698	1,079	126	31	7	1,243
Total Fee Income	8,347	1,936	1,854	2,597	2,245	8,632	2,894	1,798	2,519	2,878	10,089

Other Income
Termination Fees	122	5,238	2,913	734	385	9,270	360	639	276	273	1,548
Termination Fees - Unconsolidated (4)	3,000	959	195	132	8	1,294	—	—	—	—	—
Termination Fees - Discontinued Operations (6)	288	—	—	—	—	—	—	—	—	—	—
Interest and Other Income	928	188	262	258	1,540	2,248	600	493	468	161	1,722
Interest and Other Income - Unconsolidated (4)	1,188	504	105	81	231	921	74	80	78	83	315
Interest and Other Income - Discontinued Operations (6)	(1)	—	—	—	—	—	—	—	—	—	—
Gain on Extinguishment of Debt	—	—	1,829	429	—	2,258	—	—	93	—	93
Total Other Income	5,525	6,889	5,304	1,634	2,164	15,991	1,034	1,212	915	517	3,678

Total Fee and Other Income	13,872	8,825	7,158	4,231	4,409	24,623	3,928	3,010	3,434	3,395	13,767

Reimbursed Expenses	(3,259)	(865)	(907)	(895)	(860)	(3,527)	(942)	(860)	(955)	(1,025)	(3,782)

General and Administrative Expenses	(25,592)	(6,182)	(8,618)	(7,193)	(5,530)	(27,523)	(6,809)	(8,071)	(3,913)	(3,247)	(22,040)

Interest Expense
Consolidated Debt
Senior Notes, Unsecured ($250M)	—	—	—	(2,353)	(2,489)	(4,842)	(2,489)	(2,490)	(2,488)	(2,491)	(9,958)
Term Loan, Unsecured	(386)	(1,288)	(1,564)	(1,655)	(1,691)	(6,198)	(1,858)	(2,088)	(2,205)	(2,344)	(8,495)
Fifth Third Center	(1,702)	(1,272)	(1,266)	(1,260)	(1,254)	(5,052)	(1,247)	(1,241)	(1,235)	(1,228)	(4,951)
Promenade	(4,614)	(1,134)	(1,127)	(1,119)	(1,112)	(4,492)	(1,102)	(1,095)	(1,085)	(1,078)	(4,360)
Colorado Tower	(1,412)	(1,059)	(1,059)	(1,059)	(1,059)	(4,236)	(1,059)	(1,059)	(1,059)	(1,056)	(4,233)
Senior Notes, Unsecured ($100M)	—	—	(876)	(1,025)	(1,036)	(2,937)	(1,036)	(1,037)	(1,036)	(1,036)	(4,145)
816 Congress Avenue	(3,268)	(814)	(810)	(806)	(803)	(3,233)	(799)	(795)	(792)	(787)	(3,173)
Credit Facility, Unsecured	(3,914)	(1,035)	(1,153)	(444)	(418)	(3,050)	(742)	(754)	(754)	(773)	(3,023)
Meridian Mark Plaza	(1,512)	(373)	(372)	(370)	(368)	(1,483)	(366)	(368)	(359)	(360)	(1,453)
901 West Peachtree	—	—	—	—	—	—	—	—	—	(115)	(115)
Other (3)	(14,540)	(4,356)	(2,514)	(197)	(176)	(7,243)	(175)	(177)	(74)	—	(426)
Capitalized	4,697	1,590	2,218	2,701	2,733	9,242	1,095	1,390	1,536	881	4,902
Subtotal - Consolidated	(26,651)	(9,741)	(8,523)	(7,587)	(7,673)	(33,524)	(9,778)	(9,714)	(9,551)	(10,387)	(39,430)

Unconsolidated Debt (4)
Terminus	(4,919)	(1,214)	(1,209)	(1,204)	(1,196)	(4,823)	(1,001)	(995)	(988)	(992)	(3,976)
Emory University Hospital Midtown Medical Office Tower	(1,311)	(324)	(322)	(320)	(319)	(1,285)	(317)	(315)	(314)	(311)	(1,257)
Carolina Square	—	—	—	(27)	(157)	(184)	(197)	(281)	(355)	(390)	(1,223)
Other (3)	(2,193)	(787)	(390)	(225)	(164)	(1,566)	—	—	—	—	—
Subtotal - Unconsolidated	(8,423)	(2,325)	(1,921)	(1,776)	(1,836)	(7,858)	(1,515)	(1,591)	(1,657)	(1,693)	(6,456)

Discontinued Operations (6)	(6,021)	—	—	—	—	—	—	—	—	—	—

Total Interest Expense	(41,095)	(12,066)	(10,444)	(9,363)	(9,509)	(41,382)	(11,293)	(11,305)	(11,208)	(12,080)	(45,886)

Cousins Properties	13	Q4 2018 Supplemental Information

FUNDS FROM OPERATIONS - DETAIL (1)

	(amounts in thousands, except per share amounts)
	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018

Other Expenses
Severance	(249)	(28)	—	(73)	(345)	(446)	(195)	128	4	3	(60)
Partners' share of FFO in consolidated joint ventures	(3,775)	—	—	(4)	(12)	(16)	(144)	(134)	(121)	(159)	(558)
Property Taxes and Other Holding Costs	(440)	(304)	(140)	(139)	(181)	(764)	(130)	(152)	(148)	(153)	(583)
Loss on Extinguishment of Debt - Consolidated	—	—	—	—	—	—	(85)	—	—	—	(85)
Loss on Extinguishment of Debt - Unconsolidated (4)	(5,180)	—	—	—	—	—	—	—	—	—	—
Predevelopment & Other Costs	(943)	(129)	(156)	(265)	(253)	(803)	(50)	(30)	8	(16)	(88)
Transaction Costs - Merger	(24,522)	(1,930)	(246)	677	(162)	(1,661)	(91)	(177)	—	—	(268)
Transaction Costs - Spin-off	(6,349)	—	—	—	—	—	—	—	—	—	—
Impairment Loss	(4,526)	—	—	—	—	—	—	—	—	—	—
Total Other Expenses	(45,984)	(2,391)	(542)	196	(953)	(3,690)	(695)	(365)	(257)	(325)	(1,642)

Depreciation and Amortization of Non-Real Estate Assets	(1,365)	(451)	(465)	(461)	(497)	(1,874)	(473)	(468)	(469)	(462)	(1,872)

FFO (1)	$160,628	$67,037	$66,360	$62,334	$64,169	$259,900	$64,624	$64,585	$67,490	$71,200	$267,899
Weighted Average Shares - Diluted	256,023	411,186	427,180	427,300	427,288	423,297	427,381	427,501	427,520	427,486	427,473
FFO per Share (1)	$0.63	$0.16	$0.16	$0.15	$0.15	$0.61	$0.15	$0.15	$0.16	$0.17	$0.63

Note: Amounts may differ slightly from other schedules contained herein due to rounding.
(1) See Non-GAAP Financial Measures - Calculations and Reconciliations beginning on page 30.
(2) Contains multiple buildings that are grouped together for reporting purposes.
(3) Represents properties sold and loans repaid prior to December 31, 2018 that are not considered discontinued operations.
(4) Unconsolidated amounts include amounts recorded in unconsolidated joint ventures for the respective category multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes including these amounts in the categories indicated is meaningful to investors and analysts.

(5) Through December 1, 2016, the Company received an 11.46% current return on its $11.1 million investment in Gateway Village and, when certain other revenue criteria were met, received additional returns. The Company recognized these amounts as
      NOI from this venture. After December 1, 2016, net income and cash flows were allocated 50% to each joint venture member.

(6) Represents properties included in the spin-off in the 2016 merger-spin transaction with Parkway Properties, Inc.
(7) Management Fees include reimbursement of expenses that are included in the "Reimbursed Expenses" line item.

Cousins Properties	14	Q4 2018 Supplemental Information

PORTFOLIO STATISTICS

Office Properties	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased		Weighted Average Occupancy		% of Total Net Operating Income (1)	Property Level Debt ($000) (2)
				4Q18	3Q18	4Q18	3Q18
Spring & 8th (858 & 864 Spring Street) (3)	765,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	8.8%	$—
Northpark (3)	1,539,000	Consolidated	100%	95.1%	93.1%	92.5%	86.6%	7.9%	—
Promenade	777,000	Consolidated	100%	89.4%	89.3%	88.0%	90.5%	4.6%	99,015
Buckhead Plaza (3)	671,000	Consolidated	100%	82.0%	82.8%	81.9%	83.2%	4.5%	—
Terminus (3)	1,226,000	Unconsolidated	50%	90.8%	88.8%	84.5%	87.0%	3.9%	99,366
3344 Peachtree	484,000	Consolidated	100%	95.9%	92.4%	92.4%	91.5%	3.7%	—
3350 Peachtree	413,000	Consolidated	100%	94.4%	94.4%	84.9%	84.9%	2.2%	—
8000 Avalon	229,000	Consolidated	90%	100.0%	100.0%	99.3%	75.7%	1.9%	—
3348 Peachtree	258,000	Consolidated	100%	92.5%	88.0%	88.0%	86.6%	1.8%	—
Emory University Hospital Midtown Medical Office Tower	358,000	Unconsolidated	50%	99.1%	99.1%	94.2%	99.6%	1.2%	34,761
Meridian Mark Plaza	160,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.0%	23,483
ATLANTA	6,880,000			93.4%	92.0%	90.7%	88.6%	41.5%	256,625

Hearst Tower	966,000	Consolidated	100%	98.5%	99.1%	98.4%	99.1%	7.8%	—
Fifth Third Center	692,000	Consolidated	100%	99.8%	99.8%	99.6%	99.7%	5.7%	142,981
NASCAR Plaza	394,000	Consolidated	100%	95.3%	98.8%	93.4%	98.5%	2.9%	—
Gateway Village (3)	1,061,000	Unconsolidated	50%	99.4%	99.4%	99.4%	99.4%	2.1%	—
CHARLOTTE	3,113,000			98.5%	99.3%	98.2%	99.2%	18.5%	142,981

One Eleven Congress	519,000	Consolidated	100%	90.3%	91.4%	86.7%	86.3%	4.9%	—
San Jacinto Center	395,000	Consolidated	100%	92.4%	94.3%	91.3%	94.3%	4.5%	—
Colorado Tower	373,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	4.0%	118,689
816 Congress	435,000	Consolidated	100%	98.3%	98.6%	96.6%	95.2%	3.5%	81,196
Research Park V	173,000	Consolidated	100%	97.1%	97.1%	97.1%	97.1%	1.2%	—
AUSTIN	1,895,000			95.1%	95.9%	93.5%	93.7%	18.1%	199,885

Hayden Ferry (3)	789,000	Consolidated	100%	94.9%	95.2%	91.8%	91.1%	7.5%	—
Tempe Gateway	264,000	Consolidated	100%	96.8%	96.7%	96.5%	96.6%	2.4%	—
111 West Rio	225,000	Consolidated	100%	100.0%	100.0%	100.0%	100.0%	1.6%	—
PHOENIX	1,278,000			96.2%	96.4%	94.2%	93.8%	11.5%	—

Corporate Center (3)	1,224,000	Consolidated	100%	98.2%	98.0%	94.5%	94.1%	7.4%	—
The Pointe	253,000	Consolidated	100%	97.1%	97.1%	96.4%	93.6%	1.5%	—
Harborview Plaza	205,000	Consolidated	100%	64.1%	65.1%	49.7%	55.1%	0.2%	—
TAMPA	1,682,000			93.9%	93.9%	89.4%	89.3%	9.1%	—

Carolina Square Office (4)	158,000	Unconsolidated	50%	79.4%	79.4%	76.2%	75.0%	0.5%	12,599
CHAPEL HILL	158,000			79.4%	79.4%	76.2%	75.0%	0.5%	12,599

TOTAL OFFICE	15,006,000			94.9%	94.5%	92.6%	91.9%	99.2%	$612,090

Other Properties
Carolina Square Apartments (246 Units) (4)	266,000	Unconsolidated	50%	100.0%	100.0%	99.7%	98.0%	0.7%	21,211
Carolina Square Retail (4)	44,000	Unconsolidated	50%	81.5%	81.5%	81.5%	75.7%	0.1%	3,509

TOTAL OTHER	310,000			97.4%	97.4%	97.1%	94.8%	0.8%	$24,720

TOTAL	15,316,000			94.9%	94.6%	92.6%	91.9%	100.0%	$636,810

See next page for footnotes

Cousins Properties	15	Q4 2018 Supplemental Information

PORTFOLIO STATISTICS

(1)	The Company's share of net operating income for the three months ended December 31, 2018.
(2)	The Company's share of property specific mortgage debt, net of unamortized loan costs as of December 31, 2018.
(3)	Contains two or more buildings that are grouped together for reporting purposes.
(4)	The Company's share of Carolina Square debt has been allocated to office, retail, and apartments based on their relative square footages.

Cousins Properties	16	Q4 2018 Supplemental Information

SAME PROPERTY PERFORMANCE (1)

	COUSINS PROPERTIES INCORPORATED
	Net Operating Income ($ in thousands)
	Three Months Ended December 31,
	2018	2017	% Change
Property Revenues (2)	$115,941	$111,921	3.6%
Property Operating Expenses (2)	43,070	40,342	6.8%
Property Net Operating Income	$72,871	$71,579	1.8%

Cash-Basis Property Revenues (3)	$107,850	$104,344	3.4%
Cash-Basis Property Operating Expenses (4)	42,931	40,194	6.8%
Cash-Basis Property Net Operating Income	$64,919	$64,150	1.2%

End of Period Leased	94.5%	94.1%
Weighted Average Occupancy	92.0%	91.5%

	Year Ended December 31,
	2018	2017	% Change
Property Revenues (2)	$460,802	$444,412	3.7%
Property Operating Expenses (2)	171,033	160,626	6.5%
Property Net Operating Income	$289,769	$283,786	2.1%

Cash-Basis Property Revenues (3)	$430,983	$409,072	5.4%
Cash-Basis Property Operating Expenses (4)	170,287	160,028	6.4%
Cash-Basis Property Net Operating Income	$260,696	$249,044	4.7%

Weighted Average Occupancy	91.9%	91.5%

(1)
Same Properties include those office properties that were fully operational in each of the comparable reporting periods. See Non-GAAP Financial Measures - Calculations and Reconciliations. Properties included in this reporting period are as follows:

	816 Congress	Fifth Third Center	One Eleven Congress
	3344 Peachtree	Gateway Village	Promenade
	3348 Peachtree	Harborview Plaza	Research Park V
	3350 Peachtree	Hayden Ferry	San Jacinto Center
	Buckhead Plaza	Hearst Tower	Tempe Gateway
	Colorado Tower	Meridian Mark Plaza	Terminus
	Corporate Center	NASCAR Plaza	The Pointe
	Emory University Hospital Midtown Medical Office Tower	Northpark
(2)
Property Revenues and Expenses include results for the Company and its share of unconsolidated joint ventures. Net operating income for unconsolidated joint ventures is calculated as property revenues less property expenses at the joint ventures multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts with consolidated net operating income is meaningful to investors and analysts.

(3)
Cash-Basis Same Property Revenues include that of the Company and its share of unconsolidated joint ventures. It represents Property Revenues, excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

(4)
Cash-Basis Same Property Operating Expenses include that of the Company and its share of unconsolidated joint ventures. It represents Property Operating Expenses, excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

Cousins Properties	17	Q4 2018 Supplemental Information

OFFICE LEASING ACTIVITY(1)

	Three Months Ended December 31, 2018				Year Ended December 31, 2018
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased (square feet)				581,490				2,011,208
Less: Leases one year or less, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(126,861)				(413,718)
Net leased (square feet)	204,721	177,905	72,003	454,629	675,607	753,419	168,464	1,597,490
Number of transactions	13	9	7	29	46	51	21	118
Lease term (years) (2)	9.2	5.7	10.0	7.9	8.8	6.4	8.6	7.7

Net Effective Rent Calculation (per square foot)
Net rent (2)(3)	$29.93	$30.39	$35.70	$31.02	$30.18	$31.45	$32.34	$31.01
Net free rent	(1.39)	(0.27)	(0.84)	(0.86)	(1.25)	(0.52)	(0.72)	(0.85)
Leasing commissions	(2.51)	(1.45)	(2.98)	(2.17)	(2.56)	(2.23)	(2.57)	(2.41)
Tenant improvements	(5.86)	(4.63)	(6.20)	(5.43)	(5.67)	(3.05)	(5.37)	(4.40)
Net effective rent	$20.17	$24.04	$25.68	$22.56	$20.70	$25.65	$23.68	$23.35

Second generation leased square feet (4)				345,251				1,203,921
Increase in second generation net rent (2)(3)(5)				36.0%				32.5%
Increase in cash-basis second generation net rent (2)(5)				13.1%				13.2%

(1) Excludes apartment and retail leasing at mixed-use projects.
(2) Weighted average.
(3) Straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Excludes leases executed for spaces that were vacant upon acquisition, new leases in development properties, and leases for spaces that have been vacant for one year or more.
(5) Increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant. For early renewals, represents increase in net rent at the end of the term of the original lease compared to net rent at the beginning of the extended term of the lease.

Cousins Properties	18	Q4 2018 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year (1)

Year of Expiration	Square Feet Expiring	% of Leased Space	Annual Contractual Rents ($ in Thousands) (2)	% of Annual Contractual Rents	Annual Contractual Rent/Sq. Ft.

2019	713,100	5.6%	$23,166	4.5%	$32.49
2020	850,082	6.6%	34,662	6.6%	40.77
2021	1,313,734	10.3%	49,359	9.4%	37.57
2022	1,385,003	10.8%	54,089	10.3%	39.05
2023	1,180,130	9.2%	48,703	9.3%	41.27
2024	1,023,805	8.0%	41,742	8.0%	40.77
2025	1,434,011	11.2%	60,270	11.5%	42.03
2026	1,301,548	10.2%	47,875	9.2%	36.78
2027	728,584	5.7%	30,822	5.9%	42.30
2028 & Thereafter	2,861,633	22.4%	132,334	25.3%	46.24

Total	12,791,630	100.0%	$523,022	100.0%	$40.89

Lease Expirations Greater than 100,000 Square Feet Through Year End 2020 (1)

Expiration Date	Tenant	Market	Building	Square Feet Expiring
January 2019	National Union Fire Insurance (dba AIG)	Atlanta	Northpark	105,362

(1) Company's share.
(2) Annual Contractual Rents are the estimated rents in the year of expiration. It includes the minimum base rent and an estimate of operating expenses, if applicable, as defined in the respective leases.

Cousins Properties	19	Q4 2018 Supplemental Information

OFFICE LEASE EXPIRATIONS

Lease Expirations by Year (1)
Square Feet
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
713,100
850,082
1,313,734
1,385,003
1,180,130
1,023,805
1,434,011
1,301,548
728,584
2,861,633
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028 & Thereafter
5.6%
6.6%
10.3%
10.8%
9.2%
8.0%
11.2%
10.2%
5.7%
22.4%
% of Leased Space

(1) Company's share

Cousins Properties	20	Q4 2018 Supplemental Information

TOP 20 OFFICE TENANTS

	Tenant (1)	Number of Properties Occupied	Number of Markets Occupied	Company's Share of Square Footage	Company's Share of Annualized Rent (2)	Percentage of Company's Share of Annualized Rent	Weighted Average Remaining Lease Term (Years)
1	NCR Corporation	1	1	762,090	$34,555,265	7.6%	15
2	Bank of America	4	2	1,128,098	31,007,332	6.8%	6
3	Wells Fargo Bank, N.A.	5	4	236,033	9,189,402	2.0%	4
4	Parsley Energy, L.P.	1	1	135,107	7,690,256	1.7%	6
5	ADP, LLC	1	1	225,000	7,194,252	1.6%	9
6	Regus Equity Business Centers, LLC	7	4	169,994	6,487,908	1.4%	3
7	Westrock Shared Services, LLC	1	1	205,185	6,460,200	1.4%	11
8	McGuirewoods LLP	3	3	197,282	6,377,275	1.4%	8
9	Blue Cross Blue Shield	1	1	198,834	5,493,871	1.2%	2
10	NASCAR Media Group, LLC	1	1	139,461	5,303,881	1.2%	2
11	OSI Restaurant Partners, LLC (dba Outback Steakhouse)	1	1	167,723	5,224,833	1.2%	6
12	Amazon	3	2	120,153	4,777,042	1.1%	5
13	Board of Regents of the University System of Georgia (dba Georgia State University)	1	1	135,124	4,728,709	1.0%	5
14	Hearst Communications, Inc.	1	1	137,724	4,341,060	1.0%	11
15	Amgen Inc.	1	1	132,633	4,299,830	0.9%	10
16	Smith, Gambrell & Russell, LLP	1	1	120,973	4,111,040	0.9%	2
17	SVB Financial Group (dba Silicon Valley Bank)	1	1	126,111	4,026,776	0.9%	5
18	Atlassian, Inc.	1	1	72,530	3,977,678	0.9%	3
19	K & L Gates LLP	1	1	110,914	3,963,988	0.9%	9
20	Symantec Corporation	1	1	113,364	3,947,455	0.9%	6
	Total			4,634,333	$163,158,053	36.0%	8

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Rent represents the annualized rent including tenant's share of estimated operating expenses, if applicable, paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Rent represents the annualized contractual rent the tenant will pay in the first month it is required to pay rent.

Note:	This schedule includes tenants whose leases have commenced and/or who have taken occupancy. Leases that have been signed but have not commenced are excluded.

Cousins Properties	21	Q4 2018 Supplemental Information

TENANT INDUSTRY DIVERSIFICATION

Percentage of Total Revenues (1)

Technology 17.4%
Professional Services 13.7%
Legal 13.2%
Consumer Goods & Services 8.4%
Other 6.5%
Health Care 4.8%
Insurance 4.6%
Marketing/Media/ Creative 4.4%
Real Estate 2.5%
Energy 2.3%
Construction/Design 1.8%
Government 1.2%
Non Profit 0.3%
Financial 18.9%

Note: Management uses SIC codes when available along with judgment to determine tenant industry classification.

Cousins Properties	22	Q4 2018 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Acquisitions

Property	Type	Market	Company's Ownership Interest	Timing	Square Feet	Gross Purchase Price ($ in thousands) (1)

2017
111 West Rio (2)	Office	Phoenix	100.0%	1Q	225,000	$19,600

2016
Parkway Properties	Office	Various	Various	4Q	8,819,000	(3)
Cousins Fund II, L.P. (4)	Office	Various	100.0%	4Q	(4)	279,100

2014
Fifth Third Center	Office	Charlotte	100.0%	3Q	698,000	215,000
Northpark	Office	Atlanta	100.0%	4Q	1,528,000	348,000

2013
Post Oak Central	Office	Houston	100.0%	1Q	1,280,000	230,900
Terminus 200	Office	Atlanta	50.0%	1Q	566,000	164,000
816 Congress	Office	Austin	100.0%	2Q	435,000	102,400
Greenway Plaza	Office	Houston	100.0%	3Q	4,348,000	950,000
777 Main	Office	Fort Worth	100.0%	3Q	980,000	160,000

					18,879,000	$2,469,000
Completed Property Developments

Project	Type	Market	Company's Ownership Interest	Timing	Square Feet	Total Project Cost ($ in thousands) (1)

2018
Spring & 8th (864 & 858 Spring Street)	Office	Atlanta	100.0%	1Q/4Q	765,000	$332,500

2017
8000 Avalon	Office	Atlanta	90.0%	2Q	229,000	73,000
Carolina Square	Mixed	Chapel Hill	50.0%	3Q	468,000	123,000

2015
Colorado Tower	Office	Austin	100.0%	1Q	373,000	126,100
Emory Point - Phase II	Mixed	Atlanta	75.0%	3Q	302,000	75,400
Research Park V	Office	Austin	100.0%	4Q	173,000	45,000

2013
Emory Point - Phase I	Mixed	Atlanta	75.0%	4Q	484,000	102,300

					2,794,000	$877,300
(1) Except as otherwise noted, amounts represent total purchase prices and total project cost paid by the Company and, where applicable, its joint venture partner.
(2) Purchased outside interest of 25.4% in 111 West Rio.
(3) Properties acquired in the merger/spin with Parkway Properties, Inc.
(4) Purchased the outside interest (approximately 70%) in a consolidated partnership for $279.1 million.

Cousins Properties	23	Q4 2018 Supplemental Information

INVESTMENT ACTIVITY

Completed Property Dispositions

Property	Type	Market	Company's Ownership Interest	Timing	Square Feet	Gross Sales Price ($ in thousands) (1)
2017
Emory Point I and II	Mixed	Atlanta	75.0%	2Q	786,000	$199,000
American Cancer Society Center	Office	Atlanta	100.0%	2Q	996,000	166,000
Bank of America Center, One Orlando ---Centre, and Citrus Center	Office	Orlando	100.0%	4Q	1,038,000	208,100
Courvoisier Centre (2)	Office	Miami	20.0%	4Q	343,000	33,900

2016
100 North Point Center East	Office	Atlanta	100.0%	1Q	129,000	22,000
Post Oak Central and Greenway Plaza (3)	Office	Houston	100.0%	4Q	5,628,000	—
Two Liberty Place	Office	Philadelphia	100.0%	4Q	941,000	219,000
191 Peachtree	Office	Atlanta	100.0%	4Q	1,225,000	267,500
Lincoln Place	Office	Miami	100.0%	4Q	140,000	80,000
The Forum	Office	Atlanta	100.0%	4Q	220,000	70,000

2015
2100 Ross	Office	Dallas	100.0%	3Q	844,000	131,000
200, 333, and 555 North Point Center East	Office	Atlanta	100.0%	4Q	411,000	70,300
The Points at Waterview	Office	Dallas	100.0%	4Q	203,000	26,800

2014
Lakeshore and University Park Place	Office	Birmingham	100.0%	3Q	320,000	44,700
Mahan Village	Retail	Florida	50.5%	4Q	147,000	29,500
Cousins Watkins LLC	Retail	Other	50.5%	4Q	339,000	50,000
777 Main	Office	Fort Worth	100.0%	4Q	980,000	167,000

2013
Terminus 100 (4)	Office	Atlanta	100.0%	1Q	656,000	209,200
Tiffany Springs MarketCenter	Retail	Kansas City	88.5%	3Q	238,000	53,500
The Avenue Murfreesboro	Retail	Nashville	50.0%	3Q	752,000	164,000
CPV Two LLC and CPV Five LLC	Retail	Other	10.3%	3Q	2,113,000	522,300
Inhibitex	Office	Atlanta	100.0%	4Q	51,000	8,300
					18,500,000	$2,742,100

(1) Except as otherwise noted, amounts represent total gross sales prices received by the Company and, where applicable, its joint venture partner.
(2) The Company sold its partnership interest for $12.6 million in a transaction that valued its interest in the property at $33.9 million, prior to deduction for existing mortgage debt.
(3) These properties were spun off as part in the merger/spin with Parkway Properties, Inc..
(4) The Company sold Terminus 100 to Terminus Office Holdings.

Cousins Properties	24	Q4 2018 Supplemental Information

DEVELOPMENT PIPELINE (1)

Project	Type	Market	Company's Ownership Interest	Actual or Projected Construction Start Date	Number of Square Feet /Apartment Units	Estimated Project Cost (1) (2) ($ in thousands)	Company's Share of Estimated Project Cost (2) ($ in thousands)	Project Cost Incurred to Date (2) ($ in thousands)	Company's Share of Project Cost Incurred to Date (2) ($ in thousands)	Percent Leased	Initial Occupancy (3)	Estimated Stabilization (4)

Dimensional Place (5)	Office	Charlotte	50%	4Q16	282,000	$92,000	$46,000	$91,625	$45,812	94%	1Q19	1Q19

120 West Trinity	Mixed	Atlanta	20%	1Q17		85,000	17,000	36,670	7,334
Office					33,000					—%	1Q20	3Q20
Retail					19,000					—%	1Q20	3Q20
Apartments					330					—%	4Q19	2Q20

300 Colorado (6)	Office	Austin	50%	4Q18	358,000	193,000	96,500	49,470	24,735	87%	1Q21	1Q22

10000 Avalon	Office	Atlanta	90%	3Q18	251,000	96,000	86,400	23,497	21,148	40%	1Q20	1Q21

Total						$466,000	$245,900	$201,262	$99,029

(1)
This schedule shows projects currently under active development through the substantial completion of construction. Amounts included in the estimated project cost column are the estimated costs of the project through stabilization. Significant estimation is required to derive these costs, and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.

(2)	Estimated and incurred project costs include financing costs only on project-specific debt and excludes certain allocated capitalized costs required by GAAP that are not incurred in a joint venture.
(3)	Represents the quarter which the Company estimates the first tenant will take occupancy.
(4)	Stabilization is the earlier of the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from initial occupancy.
(5)
Dimensional Place is comprised of 266,000 square feet of office space and 16,000 square feet of retail space. The office component is 100% leased, and the retail component is not yet leased. The Company's share of project cost is capped under the joint venture documents at $46 million. Any additional cost will be borne by the joint venture partner, as lessee, and will not change the economics of the joint venture.

(6)	300 Colorado is comprised of 348,000 square feet of office space and 10,000 square feet of retail space. The office component is 86% leased, and the retail component is 100% leased.

Cousins Properties	25	Q4 2018 Supplemental Information

LAND INVENTORY

	Market	Type	Company's Ownership Interest	Total Developable Land (Acres)	Cost Basis of Land ($ in thousands)

3rd and West Peachtree (1)	Atlanta	Commercial	100%	3.4
901 West Peachtree (2)	Atlanta	Commercial	100%	0.8
North Point	Atlanta	Commercial	100%	9.2
The Avenue Forsyth-Adjacent Land	Atlanta	Commercial	100%	10.4
Wildwood Office Park	Atlanta	Commercial	50%	14.0
Victory Center	Dallas	Commercial	75%	3.0
Corporate Center	Tampa	Commercial	100%	7.0
100 Mill	Tempe	Commercial	90%	2.5
Padre Island	Corpus Christi	Residential	50%	15.0

Total				65.3	$105,807
Company's Share				49.7	$85,663

(1)
In November 2018, the Company purchased a 3.15 acre land parcel at 3rd and West Peachtree St. in Midtown Atlanta. In January 2019, the Company added to the assemblage with the purchase of an adjacent .25 acre land parcel not included in the above total.

(2)	Includes two ground leases with future obligations to purchase.

Cousins Properties	26	Q4 2018 Supplemental Information

DEBT SCHEDULE

				Company's Share of Debt Maturities and Principal Payments
				($ in thousands)
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest	Rate at End of Quarter	Maturity Date	2019	2020	2021	2022	2023	Thereafter	Total Principal	Deferred Loan Costs	Total

Consolidated Debt
Floating Rate
Term Loan, Unsecured (LIBOR + 1.20%-1.70%) (1)	100%	3.70%	12/2/21	$—	$—	$250,000	$—	$—	$—	$250,000	$(1,148)	$248,852
Credit Facility, Unsecured (LIBOR + 1.05%-1.45%) (2)	100%	3.55%	1/3/23	—	—	—	—	—	—	—	—	—
Total Floating Rate Debt				—	—	250,000	—	—	—	250,000	(1,148)	248,852

Fixed Rate
Senior Notes, Unsecured	100%	3.91%	7/6/25	—	—	—	—	—	250,000	250,000	(1,190)	248,810
Fifth Third Center	100%	3.37%	10/1/26	3,166	3,274	3,386	3,502	3,622	126,547	143,497	(516)	142,981
Colorado Tower	100%	3.45%	9/1/26	2,343	2,425	2,510	2,598	2,689	106,862	119,427	(738)	118,689
Senior Notes, Unsecured	100%	4.09%	7/6/27	—	—	—	—	—	100,000	100,000	(456)	99,544
Promenade	100%	4.27%	10/1/22	3,252	3,394	3,541	89,051	—	—	99,238	(223)	99,015
816 Congress	100%	3.75%	11/1/24	1,690	1,754	1,821	1,891	1,963	72,557	81,676	(480)	81,196
Meridian Mark Plaza	100%	6.00%	8/1/20	546	22,978	—	—	—	—	23,524	(41)	23,483
Total Fixed Rate Debt				10,997	33,825	11,258	97,042	8,274	655,966	817,362	(3,644)	813,718

Total Consolidated Debt				10,997	33,825	261,258	97,042	8,274	655,966	1,067,362	(4,792)	1,062,570

Unconsolidated Debt
Floating Rate
Carolina Square (LIBOR + 1.90%) (3)	50%	4.40%	5/1/19	37,319	—	—	—	—	—	37,319	—	37,319
Total Floating Rate Debt				37,319	—	—	—	—	—	37,319	—	37,319
									.
Fixed Rate
Terminus 100	50%	5.25%	1/1/23	1,494	1,575	1,659	1,749	54,091	—	60,568	(51)	60,517
Terminus 200	50%	3.79%	1/1/23	831	863	896	931	35,350	—	38,871	(22)	38,849
Emory University Hospital Midtown Medical Office Tower	50%	3.50%	6/1/23	813	842	872	903	31,436	—	34,866	(105)	34,761
Total Fixed Rate Debt				3,138	3,280	3,427	3,583	120,877	—	134,305	(178)	134,127

Total Unconsolidated Debt				40,457	3,280	3,427	3,583	120,877	—	171,624	(178)	171,446

Total Debt				$51,454	$37,105	$264,685	$100,625	$129,151	$655,966	$1,238,986	$(4,970)	$1,234,016

Total Maturities (4)				$36,997	$22,644	$250,000	$86,295	$120,491	$636,024	$1,152,451
% of Maturities				3%	2%	22%	8%	10%	55%	100%

Cousins Properties	27	Q4 2018 Supplemental Information

DEBT SCHEDULE

Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$287,319	23%	3.79%	2.6
Fixed Rate Debt	951,667	77%	3.93%	6.3
Total Debt	$1,238,986	100%	3.90%	5.4

(1) The spread over LIBOR at December 31, 2018 was 1.20%.
(2) As of December 31, 2018, the Company had no amounts drawn under the Credit Facility and had the ability to borrow $998 million of the $1 billion available with $2 million utilized by an outstanding letter of credit. The spread over LIBOR at December 31, 2018 was 1.05%.
(3) The Company's share of the total borrowing capacity of the facility is $39.9 million. In the first half of 2019, the Carolina Square Holdings LP joint venture plans to execute the second of two one-year extensions for its associated construction loan, extending the maturity date out to May 2020.
(4) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

Cousins Properties	28	Q4 2018 Supplemental Information

DEBT SCHEDULE

Debt Maturity Schedule as of December 31, 2018
$ (in thousands)
300,000
250,000
200,000
150,000
100,000
50,000
0
36,997
22,644
250,000
86,295
120,491
70,865
250,000
215,159
100,000
2019
2020
2021
2022
2023
2024
2025
2026
2027
Consolidated
Unconsolidated

Cousins Properties	29	Q4 2018 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018

FFO and EBITDAre
Net income available to common stockholders	79,109	4,751	168,089	12,067	31,368	216,275	16,043	21,276	19,485	22,360	79,164
Depreciation and amortization of real estate assets:
Consolidated properties	96,583	54,433	49,575	47,161	43,700	194,869	44,620	45,207	44,599	45,084	179,510
Share of unconsolidated joint ventures	13,904	4,195	3,478	2,862	2,656	13,191	3,419	3,016	3,119	3,524	13,078
Discontinued properties	47,345	—	—	—	—	—	—	—	—	—	—
Partners' share of real estate depreciation	(3,564)	—	—	(4)	(19)	(23)	(69)	(70)	(72)	(91)	(302)
(Gain) loss on sale of depreciated properties:
Consolidated properties	(73,533)	18	(119,767)	36	(13,330)	(133,043)	372	(5,317)	33	(13)	(4,925)
Share of unconsolidated joint ventures	—	3,539	(37,871)	—	(718)	(35,050)	(48)	63	—	14	29
Non-controlling interest related to unit holders	784	101	2,856	212	512	3,681	287	410	326	322	1,345
FFO	160,628	67,037	66,360	62,334	64,169	259,900	64,624	64,585	67,490	71,200	267,899
Interest Expense	41,094	12,066	10,444	9,363	9,509	41,382	11,293	11,305	11,208	12,080	45,886
Non-Real Estate Depreciation and Amortization	1,365	451	465	461	497	1,874	473	468	469	462	1,872
Impairment Loss	4,526	—	—	—	—	—	—	—	—	—	—
EBITDAre (1)	207,613	79,554	77,269	72,158	74,175	303,156	76,390	76,358	79,167	83,742	315,657
Acquisition and Transaction Costs	30,871	1,930	246	(677)	162	1,661	91	137	—	20	248
(Gain) Loss on Extinguishment of Debt	5,180	—	(1,829)	(429)	—	(2,258)	85	—	(93)	—	(8)
Adjusted EBITDAre (1)	243,664	81,484	75,686	71,052	74,337	302,559	76,566	76,495	79,074	83,762	315,897

Income from Unconsolidated Joint Ventures
Net Operating Income
Office Properties	21,399	6,909	6,750	6,890	6,638	27,187	6,933	6,685	6,557	6,469	26,644
Other Properties	7,386	2,267	859	44	696	3,866	488	543	437	776	2,244
Net Operating Income	28,785	9,176	7,609	6,934	7,334	31,053	7,421	7,228	6,994	7,245	28,888
Sales Less Cost of Sales	190	—	—	—	—	—	330	2,449	—	—	2,779
Termination Fees	3,000	959	195	132	8	1,294	—	—	—	—	—
Interest Expense	(8,423)	(2,325)	(1,922)	(1,776)	(1,836)	(7,859)	(1,515)	(1,591)	(1,657)	(1,693)	(6,456)
Other Income	916	505	45	33	185	768	20	27	36	37	120
Funds from Operations - Unconsolidated Joint Ventures	24,468	8,315	5,927	5,323	5,691	25,256	6,256	8,113	5,373	5,589	25,331
Gain (Loss) on Sale of Depreciated Investment Properties, net	$—	$(3,539)	$37,871	$—	$718	$35,050	$48	$(61)	$(2)	$(14)	$(29)
Depreciation and Amortization of Real Estate	(13,905)	(4,195)	(3,478)	(2,862)	(2,656)	(13,191)	(3,419)	(3,016)	(3,119)	(3,524)	(13,078)
Net Income from Unconsolidated Joint Ventures	10,563	581	40,320	2,461	3,753	47,115	2,885	5,036	2,252	2,051	12,224

Income from Discontinued Operations
Rental Property Revenues	$136,927	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rental Property Operating Expenses	(58,336)	—	—	—	—	—	—	—	—	—	—
Net Operating Income	78,591	—	—	—	—	—	—	—	—	—	—

Termination Fees	288	—	—	—	—	—	—	—	—	—	—
Interest and Other Expense	(6,022)	—	—	—	—	—	—	—	—	—	—
Transaction Costs	(6,349)	—	—	—	—	—	—	—	—	—	—
FFO from Discontinued Operations	66,508	—	—	—	—	—	—	—	—	—	—

Cousins Properties	30	Q4 2018 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018

Depreciation and Amortization of Real Estate	(47,345)	—	—	—	—	—	—	—	—	—	—
Income from Discontinued Operations	19,163	—	—	—	—	—	—	—	—	—	—

Market Capitalization
Common Stock price at Period End	8.51	8.27	8.79	9.34	9.25	9.25	8.68	9.69	8.89	7.90	7.90
Number of Common Stock/Units Outstanding at Period End	401,596	426,823	426,942	426,995	426,995	426,995	427,218	427,368	427,359	427,359	427,359
Common Stock Capitalization	3,417,582	3,529,826	3,752,820	3,988,133	3,949,704	3,949,704	3,708,252	4,141,196	3,799,222	3,376,136	3,376,136

Debt	1,380,920	1,240,728	1,019,619	1,095,177	1,093,228	1,093,228	1,091,258	1,089,264	1,065,012	1,062,570	1,062,570
Share of Unconsolidated Debt	251,350	257,316	186,013	191,075	169,295	169,295	171,575	172,195	171,879	171,446	171,446
Debt (1)	1,632,270	1,498,044	1,205,632	1,286,252	1,262,523	1,262,523	1,262,833	1,261,459	1,236,891	1,234,016	1,234,016

Total Market Capitalization	5,049,852	5,027,870	4,958,452	5,274,385	5,212,227	5,212,227	4,971,085	5,402,655	5,036,113	4,610,152	4,610,152

Credit Ratios
Net Debt (Debt (1) minus Cash)	1,596,583	1,462,289	1,189,212	1,224,085	1,113,594	1,113,594	1,154,681	1,151,227	1,154,185	1,231,469	1,231,469
Total Market Capitalization	5,049,852	5,027,870	4,958,452	5,274,385	5,212,227	5,212,227	4,971,085	5,402,655	5,036,113	4,610,152	4,610,152
Net Debt / Total Market Capitalization	31.6%	29.1%	24.0%	23.2%	21.4%	21.4%	23.2%	21.3%	22.9%	26.7%	26.7%

Total Assets - Consolidated	4,171,607	4,206,289	4,136,046	4,224,200	4,204,619	4,204,619	4,159,310	4,166,252	4,143,599	4,146,296	4,146,296
Accumulated Depreciation - Consolidated	269,339	326,039	303,266	352,425	380,908	380,908	427,216	474,064	546,989	566,749	566,749
Undepreciated Assets - Unconsolidated (1)	604,236	578,207	467,992	483,299	455,100	455,100	481,858	490,418	511,766	530,076	530,076
Less: Investment in Unconsolidated Joint Ventures	(179,397)	(128,589)	(101,532)	(109,222)	(101,414)	(101,414)	(145,465)	(143,201)	(154,070)	(161,907)	(161,907)
Total Undepreciated Assets (1)	4,865,785	4,981,946	4,805,772	4,950,702	4,939,213	4,939,213	4,922,919	4,987,533	5,048,284	5,081,214	5,081,214
Net Debt (Debt (1) minus Cash)	1,596,583	1,462,289	1,189,212	1,224,085	1,113,594	1,113,594	1,154,681	1,151,227	1,154,185	1,231,469	1,231,469
Undepreciated Assets (1)	4,865,785	4,981,946	4,805,772	4,950,702	4,939,213	4,939,213	4,922,919	4,987,533	5,048,284	5,081,214	5,081,214
Net Debt / Total Undepreciated Assets (1)	32.8%	29.4%	24.7%	24.7%	22.5%	22.5%	23.5%	23.1%	22.9%	24.2%	24.2%

Coverage Ratios (1)
Interest Expense	41,094	12,066	10,444	9,363	9,509	41,382	11,293	11,305	11,208	12,080	45,886
Scheduled Principal Payments	11,563	3,810	3,334	2,846	2,869	12,859	2,900	2,929	2,733	3,446	12,008
Fixed Charges	52,657	15,876	13,778	12,209	12,378	54,241	14,193	14,234	13,941	15,526	57,894
EBITDAre	207,613	79,554	77,269	72,158	74,175	303,156	76,390	76,358	79,167	83,742	315,657
Fixed Charges Coverage Ratio (EBITDAre) (1)	3.94	5.01	5.61	5.91	5.99	5.59	5.38	5.36	5.68	5.39	5.45
Adjusted EBITDAre	243,664	81,484	75,686	71,052	74,337	302,559	76,566	76,495	79,074	83,762	315,897
Fixed Charges Coverage Ratio (Adjusted EBITDAre) (1)	4.63	5.13	5.49	5.82	6.01	5.58	5.39	5.37	5.67	5.39	5.46

Net Debt (Debt (1) minus Cash)	1,596,583	1,462,289	1,189,212	1,224,085	1,113,594	1,113,594	1,154,681	1,151,227	1,154,185	1,231,469	1,231,469
Annualized EBITDAre (2)	207,613	318,216	309,076	288,632	296,700	296,700	305,564	305,432	316,668	334,968	334,968
Net Debt / Annualized EBITDAre (2)	7.69	4.60	3.85	4.24	3.75	3.75	3.78	3.77	3.64	3.68	3.68
Annualized Adjusted EBITDAre (2)	306,116	325,936	302,744	284,208	297,348	297,348	306,264	305,980	316,296	335,048	335,048
Net Debt / Annualized Adjusted EBITDAre (2)	5.22	4.49	3.93	4.31	3.75	3.75	3.77	3.76	3.65	3.68	3.68

Cousins Properties	31	Q4 2018 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	2016	2017 1st	2017 2nd	2017 3rd	2017 4th	2017	2018 1st	2018 2nd	2018 3rd	2018 4th	2018

Dividend Information
Common Dividends (3)	$74,126	$25,161	$25,212	$25,201	$25,202	$100,776	$27,315	$27,326	$27,363	$27,287	$109,291
FFO	160,628	67,037	66,360	62,334	64,169	259,900	64,624	64,585	67,490	71,200	267,899
FFO Payout Ratio	46.1%	37.5%	38.0%	40.4%	39.3%	38.8%	42.3%	42.3%	40.5%	38.3%	40.8%

FFO	160,628	67,037	66,360	62,334	64,169	259,900	64,624	64,585	67,490	71,200	267,899
Amortization of Deferred Financing Costs	1,404	442	446	456	456	1,800	603	601	606	607	2,417
Non-Cash Stock-Based Compensation	1,647	489	480	507	507	1,983	543	579	560	575	2,257
Non-Real Estate Depreciation and Amortization	1,365	451	465	461	497	1,874	473	468	469	462	1,872
Lease Inducements	1,522	133	103	114	135	485	147	189	175	249	760
Straight Line Rent Ground Leases	104	110	110	110	110	440	110	110	243	126	589
Acquisition and Transaction Costs	30,871	1,930	246	(677)	162	1,661	91	137	—	20	248
Above and Below Market Ground Rent	(3)	40	40	40	39	159	39	40	39	40	158
Impairment Loss	4,526	—	—	—	—	—	—	—	—	—	—
(Gain) Loss on Extinguishment of Debt	5,180	—	(1,829)	(429)	—	(2,258)	85	—	(93)	—	(8)
Above and Below Market Debt	(2,999)	(3,190)	(646)	(51)	(50)	(3,937)	(239)	(239)	(213)	(189)	(880)
Gain on Undepreciated Real Estate Sales	(3,770)	—	(63)	(4)	—	(67)	(330)	(2,449)	—	(512)	(3,291)
Deferred Income - Tenant Improvements	(1,926)	(625)	(732)	(761)	(750)	(2,868)	(819)	(857)	(930)	(1,166)	(3,772)
Above and Below Market Rents	(7,097)	(1,602)	(1,929)	(1,852)	(1,838)	(7,221)	(1,793)	(1,714)	(1,730)	(1,640)	(6,877)
Straight Line Rental Revenue	(18,967)	(9,608)	(7,826)	(6,825)	(6,714)	(30,973)	(8,136)	(5,690)	(5,148)	(7,043)	(26,017)
Second Generation CAPEX	(46,876)	(10,971)	(7,569)	(15,949)	(18,996)	(53,485)	(11,256)	(11,077)	(15,152)	(19,182)	(56,667)
FAD (1)	125,609	44,636	47,656	37,474	37,727	167,493	44,142	44,683	46,316	43,547	178,688
Common Dividends (3)	74,126	25,161	25,212	25,201	25,202	100,776	27,315	27,326	27,363	27,287	109,291
FAD Payout Ratio (1)	59.0%	56.4%	52.9%	67.2%	66.8%	60.2%	61.9%	61.2%	59.1%	62.7%	61.2%

Operations Ratios
Total Undepreciated Assets (1)	4,865,785	4,981,946	4,805,772	4,950,702	4,939,213	4,939,213	4,922,919	4,987,533	5,048,284	5,081,214	5,081,214
General and Administrative Expenses	25,591	6,182	8,618	7,193	5,530	27,523	6,809	8,071	3,913	3,247	22,040
Annualized General and Administrative Expenses (4) / Total Undepreciated Assets	0.53%	0.50%	0.72%	0.58%	0.45%	0.56%	0.55%	0.65%	0.31%	0.26%	0.43%

2nd Generation TI & Leasing Costs & Building CAPEX
Second Generation Leasing Related Costs	33,236	10,710	7,258	15,480	17,168	50,616	10,319	10,379	14,853	15,598	51,149
Second Generation Building Improvements	13,640	261	311	469	1,828	2,869	937	698	299	3,584	5,518
	46,876	10,971	7,569	15,949	18,996	53,485	11,256	11,077	15,152	19,182	56,667

(1) Includes Company share of unconsolidated joint ventures. These amounts are derived from the amounts in the categories indicated that are recorded at the joint venture multiplied by the Company's ownership interest. The Company does not control the operations of the unconsolidated joint ventures, but believes that including these amounts in the categories indicated is meaningful to investors and analysts.

(2) Annualized equals quarter amount annualized.
(3) The fourth quarter 2016 dividend was declared and paid a quarter in arrears.
(4) Quarter amount represents quarter annualized; year-to-date represents year-to-date actual annualized.
Note: Amounts may differ slightly from other schedules contained herein due to rounding.

Cousins Properties	32	Q4 2018 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Net Income Available to Common Stockholders	$22,360	$31,368	$79,164	$216,275
Depreciation and amortization of real estate assets:
Consolidated properties	45,084	43,700	179,510	194,869
Share of unconsolidated joint ventures	3,524	2,656	13,078	13,191
Partners' share of real estate depreciation	(91)	(19)	(302)	(23)
(Gain) loss on sale of depreciated properties:
Consolidated properties	(13)	(13,330)	(4,925)	(133,043)
Share of unconsolidated joint ventures	14	(718)	29	(35,050)
Non-controlling interest related to unit holders	322	512	1,345	3,681
Funds From Operations	$71,200	$64,169	$267,899	$259,900
Per Common Share — Diluted:
Net Income Available to Common Stockholders	$0.05	$0.07	$0.19	$0.52
Funds From Operations	$0.17	$0.15	$0.63	$0.61
Weighted Average Shares — Diluted	427,486	427,288	427,473	423,297

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

Cousins Properties	33	Q4 2018 Supplemental Information

NON-GAAP FINANCIAL MEASURES - CALCULATIONS AND RECONCILIATIONS

	Three Months Ended		Year Ended
Cousins Net Operating Income (in thousands)	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017

Net income	$22,751	$31,871	$80,765	$219,959
Net operating income from unconsolidated joint ventures	7,245	7,334	28,888	31,053
Fee income	(2,878)	(2,245)	(10,089)	(8,632)
Other income	(434)	(1,925)	(3,270)	(11,518)
Reimbursed expenses	1,025	860	3,782	3,527
General and administrative expenses	3,247	5,530	22,040	27,523
Interest expense	10,387	7,673	39,430	33,524
Depreciation and amortization	45,546	44,199	181,382	196,745
Acquisition and transaction costs	20	162	248	1,661
Other expenses	99	733	556	1,796
(Gain) loss on extinguishment of debt	—	—	(8)	(2,258)
Income from unconsolidated joint ventures	(2,051)	(3,753)	(12,224)	(47,115)
(Gain) loss on sale of investment properties	(525)	(13,330)	(5,437)	(133,059)
Net Operating Income	$84,432	$77,109	$326,063	$313,206

Straight line rent	7,043	6,714	26,017	30,973
Non-cash income	2,558	2,454	9,890	9,602
Non-cash expense	(140)	(149)	(747)	(597)
Cash Basis Net Operating Income	$74,971	$68,090	$290,903	$273,228

Net Operating Income
Same Property	$72,871	$71,579	$289,769	$283,786
Non-Same Property	11,561	5,530	36,294	29,420
	$84,432	$77,109	$326,063	$313,206

Cash Basis Net Operating Income
Same Property	$64,919	$64,150	$260,696	$249,044
Non-Same Property	10,052	3,940	30,207	24,184
	$74,971	$68,090	$290,903	$273,228

Cousins Properties	34	Q4 2018 Supplemental Information

NON-GAAP FINANCIAL MEASURES - DISCUSSION

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.

“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space in newly acquired buildings as well as building improvements on newly acquired buildings that management identifies as necessary to bring the building to the Company's operational standards. In addition, the Company excludes leasing costs and building improvements associated with properties identified as under redevelopment or repositioning.

“Cash-Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.

“EBITDAre” is a supplemental operating performance measure used in the real estate industry. The Company calculates EBITDAre in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)) plus interest expense, income tax expense, depreciation and amortization, losses (gains) on the disposition of deprecated property, and impairment losses. All additions include the Company's share of unconsolidated joint ventures. Management believes that EBITDAre provides analysts and investors with uniform and appropriate information to use in various ratios that evaluate the Company's level of debt.

“Adjusted EBITDAre” represents EBITDAre plus loss on debt extinguishment and acquisition and transaction costs. Management believes that Adjusted EBITDAre provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.

"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of non-cash items and gains (losses) on undepreciated real estate sales. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.

“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The

Company calculates FFO in accordance with the NAREIT definition, which is net income (loss) available to common stockholders (computed in accordance with GAAP), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.

“Net Debt” represents the Company's consolidated debt plus the Company's share of unconsolidated debt less cash and cash equivalents. The Company believes excluding cash and cash equivalents from total debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which it believes is a beneficial disclosure to investors and analysts.

“Net Operating Income” ("NOI") is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.

“Same Property Net Operating Income” represents Net Operating Income or Cash-Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy or has been substantially complete and owned by the Company for each of the two periods presented. Same Property Net Operating Income or Cash-Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cousins Properties	35	Q4 2018 Supplemental Information